Goodwill and Intangible Assets, Net - Amortization Expense on Definite-Lived Intangible Assets (Detail) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2018	Sep. 30, 2017	Sep. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Cost of revenue	$ 572	$ 1,405	$ 1,609
Amortization of definite-lived purchased intangible assets	105,213	108,453	96,465
Total	$ 105,785	$ 109,858	$ 98,074